Exhibit 99.1

CHEMUNG FINANCIAL CORPORATION 2019 Investor Presentation

Anders Tomson, President and CEO Karl Krebs, CFO Presenters November 14, 2019 Naples, FL 2

Anders M. Tomson President & Chief Executive Officer Louis C. DiFabio EVP, Business Client Services Karen R. Makowski EVP, Chief Risk Officer Daniel D. Fariello President, Capital Bank Division Kimberly A. Hazelton EVP, Retail Client Services Thomas W. Wirth, CFA EVP, Wealth Management Group Dale Cole EVP, Chief Information Officer Karl F. Krebs EVP, Chief Financial Officer & Treasurer Peter Cosgrove EVP, Chief Credit Officer Executive Management Team 3

Our namesake…the Chemung Canal 4

The past decade…a period of significant growth 5

This presentation contains certain statements that may be considered forward - looking statements within the meaning of Section 27 A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, which are subject to numerous risk s a nd uncertainties. Forward looking statements can be identified by words such as "anticipates," "believes," "contemplates," "feels", "expects," "estimat es, " "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," " asp iration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "m ode ls" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "ma y," or similar expressions, which predict or indicate future events or trends and which do not relate to historical matters. These forward - looking statements are predicated on the beliefs and assumptions of Chemung Financial Corporation’s management based on information known to management as of the date of this pr esentation and do not purport to speak as of any other date. Forward looking statements should not be relied upon, because they involve known a nd unknown risks, uncertainties and other factors, some of which are beyond the control of the company. Should one or more of these risks mater ial ize or should underlying beliefs or assumptions prove incorrect, the Corporation’s actual results, performance or achievements could differ materially fr om those discussed. Factors that could cause or contribute to such differences include but are not limited to: changes in general economic, political or ind ustry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in capital and credit markets; cha nges in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of customers of the Corporation’s and its subsidiaries; operational difficulties, failure of technol ogy , infrastructure or information security incidents; the implementation of the Corporation’s strategies and business initiatives; changes in the financial mar ket s, including fluctuations in interest rates; competitive product and pricing pressures among financial institutions within the Corporation’s markets; chan ges in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management 's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of red uci ng risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, seve re weather events and storms; and changes in accounting standards. The Corporation cautions that the foregoing list of factors is not exclusive. For a discussi on of factors that may cause actual results to differ from expectations, please refer to "Item 1A. Risk Factors" of the Chemung Financial Corporation’s An nua l Report on Form 10 - K for the year ended December 31, 2018, as updated by our filings on Form 10 - Q and other filings with the SEC. Forward - looking stateme nts speak only as of the date they are made. The Corporation does not undertake to update forward - looking statements to reflect facts, circumstances, ass umptions or events that occur after the date the forward - looking statements are made. For any forward - looking statements made in this presentation or in any documents, the Corporation claims the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigati on Reform Act of 1995. Safe Harbor Statement 6

1833 – Chemung Canal Bank founded in Elmira, NY by act of NYS Legislature 1834 – First permanent headquarters opens at 413 - 415 E. Water Street in Elmira, NY 1895 – Granted a New York State bank charter 1902 – Merged with Elmira Trust Company 1903 – Name changed to Chemung Canal Trust Company 1920 – New headquarters opens at 129 E. Water Street in Elmira, NY 1951 – First branch office opens in Elmira, NY 1971 – Current headquarters opens at One Chemung Canal Plaza in Elmira, NY 1974 – Acquired Montour National Bank, Montour Falls, NY 1985 – Chemung Financial Corporation incorporated and 10 th branch office opened, located in Corning, NY 1994 – Acquired three Columbia Banking branch offices in upstate NY 1995 – Acquired Owego National Bank, Owego, NY 2000 – Chemung Financial Corporation becomes financial holding company 2001 – CFS Group, Inc. established 2007 – Acquired trust assets of Partners Trust Bank, Binghamton, NY 2008 – Acquired assets of Cascio Financial Services, Elmira, NY 2008 – Acquired three M&T Bank branch offices located in Broome and Tioga counties, NY, total branches now exceeds 20 2009 – Acquired Canton Bancorp, Inc., Canton, PA with three branch offices 2011 – Acquired Fort Orange Financial Corp. (Capital Bank), Albany, NY with five branch offices 2013 – Acquired six Bank of America branch offices, increasing total branch locations to 34 and assets to $1.5 billion 2016 – Chemung Risk Management, Inc. established 2018 – Opened two denovo branches, one in Schenectady, NY and one in Wilton, NY History 413 - 415 E. Water Street 1834 - 1920 129 E. Water Street 1920 - 1971 One Chemung Plaza 1971 - Present 7

Our mission is to remain a strong and independent financial services organization creating value for shareholders, customers, employees and the communities where we do business, while maintaining the highest standards of business ethics. • Value for shareholders means delivering a competitive return on investment through stock appreciation and dividends • Value for customers means delivering superior customer service and competitive products and services • Value for employees means ensuring that Chemung Canal remains a great place to work, providing competitive compensation and benefits, and opportunities for career advancement and growth • Value for communities means continuing to be an integral part of the communities we serve, being responsive to the financial needs within these communities and being a good corporate citizen • Earnings growth is the fuel that drives value creation Mission 8

• Oldest locally - owned and managed community bank in NYS, dating to 1833 • NYS c hartered b ank and Member of the Federal Reserve • Listed on Nasdaq Stock Market, LLC • Assets of $1.79 billion and 355 employees • Operates through a single subsidiary bank, Chemung Canal Trust Company, with 33 branch offices spread over twelve counties in NYS and one county in PA. • 26 branch offices operate under the CCTC, covering the Finger Lakes Region and Southern Tier of NYS and the Northern Tier of PA. • Seven branch offices operate under the Capital Bank name in the Capital Region of NYS. • Strong Chemung Canal Trust Company Board and Capital Bank A dvisory Board provides local market knowledge and business development opportunities. • Trust and wealth management division with $1.8 billion in assets under management or administration. • CFS Group Inc. provides mutual funds, securities and insurance brokerage services through LPL Financial. • Chemung Risk Management, Inc., the Corporation’s Nevada - based captive insurance company which insures against certain risks unique to the operations of the Corporation and its subsidiaries for which insurance may not be currently available or economically feasible in today’s insurance marketplace. About Chemung Financial Corporation 9

Corporate Hierarchy Chemung Risk Management, Inc. Bank Divisions Wealth Management Group

GROWTH Capital Region STABILITY Finger Lakes Region Markets Corning, NY Watkins Glen, NY Albany, NY Albany, NY 11

CCTC/Capital Market Share County 2019 Deposits 2019 Share Schuyler $134,351,000 57.63% Chemung $535,067,000 49.39% Tioga $126,141,000 27.08% Steuben $108,659,000 9.85% Cayuga $118,770,000 10.80% Bradford (PA) $62,841,000 5.37% Tompkins $99,177,000 4.71% Seneca $19,456,000 3.86% Broome $63,266,000 2.20% Cortland $16,133,000 2.04% Saratoga $69,498,000 1.39% Albany $182,715,000 0.93% Schenectady $9,427,000 0.33% Total $1,545,501,000 Source: SNL Financial, as of June 30 , 2019 12

• Franchise built through acquisitions and organic growth • Three bank acquisitions since 1994 ($38 million to $255 million) • Three branch acquisitions involving twelve branch offices, ranging in deposits of $45 million to $178 million • Steady, stable organic growth in Finger Lakes Region • Higher growth potential in the Capital Region • Two denovo Branches opened in 2018, Schenectady, NY and Wilton, NY • Disciplined acquirer and well positioned to opportunistically acquire when strategic fit and pricing are right • NYS and contiguous states remain focus • Seeking appropriate wealth management, whole bank, and branch acquisition opportunities • Well capitalized, with a strong balance sheet • Focused on effective capital management • Community Banking Model • Believe and behave as a community bank • Recognized community leader within markets • Relationship focus • Strong Advisory Board created in the Capital Region • Strong credit culture • Robust enterprise wide risk management process • Disciplined underwriting • CRE loan strategy Core Strategies 13

Digital Engagement We believe digital self - service is the key to engaging and retaining our clients for the future . We strive to deliver a meaningful, secure and frictionless digital platform across all customer delivery channels . Our digital strategy provides our customers the services they have come to expect . We have developed and continue to evolve a multi year strategic plan to address digital services and the bank processes that support our important customer interactions . We evaluate Fintech companies and only engage with those that meet our product and risk tolerances . 2019 2020 2021 and Beyond Digital Presence Data Analytics Artificial Intelligence . Mobile Banking/Deposit End to End Digital Loan Processing Intelligent Customer Marketing Online Account Origination Security and Fraud enhancements Voice Banking Interaction Fraud and security controls 14

Platinum Promise is a pledge from every one of us at Chemung Canal Trust Company to do everything within our power to make your business with us as helpful, friendly, prompt and courteous as possible. If it means meeting with you outside normal business hours or on a weekend, we’ll do it. Platinum Promise also means we’ll return your calls and answer your questions quickly. You’ll receive fast answers on loan applications, and knowledgeable help offered professionally with no “hard sell” approach. Since people like to do business with people they like, we’re committed to treating our clients and each other with the utmost courtesy and respect. We want to make your banking experience a pleasure instead of an errand . • Includes external and internal clients • Continuous client surveys • Starts when employees are first hired • Extensive training Platinum Promise 15

• Whole Bank Acquisitions • 1974 – Montour National Bank, one branch office • 1995 – Owego National Financial Corporation, one branch office • 2009 – Canton Bancorp, Inc., three branch offices • 2011 – Fort Orange Financial Corporation (Capital Bank), five branch offices • Branch Acquisitions • 1994 – Columbia Banking FS&L, three branch offices • 2008 – M&T Bank, three branch offices • 2013 – Bank of America, six branch offices • Asset Acquisitions • 2007 – Partners Trust Bank, trust assets • 2008 – Cascio Financial Services, Elmira - based retail financial services firm History of Acquisitions Watkins Glen, NY 16

09/30/2019 Stock Price $42.00 Price to Earnings * 11.93x Price to Book 1.12x Price to Tangible Book 1.28x Opportunities • Loan / Deposit Ratio • Retail Transformation CHMG Return 17 Indexes • Russell 2000/3000 Period: 01/01/16 – 09/30/2019 : Price Change (%) Frequency: Daily *September 30, 2019 figures unaudited '16 '17 '18 '19 -50 0 50 100 150 0 50,000 100,000 Source:FactSetPrices ChemungFinancialCorporationvs.Peers IndexedPricePerformancewithtargetvolume(Actual) Price(Indexedto0) Volume Chemung FinancialCorporation PHLX KBWBankIndex(24LeadingBanks) Chmg_Peers *P/E ratio calculated using trailing twelve month’s earnings

Financial Highlights (Millions) 18 *September 30, 2019 figures unaudited 09/30/2019 2018 2017 Return on Assets 0.87% 1.14% 0.43% Return on Equity 8.76% 12.76% 4.91% Net Interest Margin 3.67% 3.72% 3.56% Charge - off Ratio 0.07% 0.41% 0.17% September 30,2019 December 31, 2018 December 31, 2017 Total Assets $1,794 $1,755 $1,708 Assets Under Management or Admin. $1,863 $1,768 $1,895 Nonperforming Loans/Total Loans 1.80% 0.93% 1.32% Nonperforming Assets/Total Assets 1.32% 0.73% 1.13%

Wealth Management Group 19 *September 30, 2019 figures unaudited 396.8 497.4 614.8 139.4 214.2 Assets Under Management 9/30/2019 (Millions) Trusts Management Accounts Employee Benefit Custody Accounts Safekeeping

Asset Growth Organic • Loans in Capital Region • Municipal Deposits Acquisitions • Bank of America Branches (2013) • Capital Bank (2011) Asset Growth ($ Millions) 20 *CAGR: 12/31/13 to 09/30/19 *September 30, 2019 figures unaudited $1,476 $1,525 $1,620 $1,657 $1,708 $1,755 $1,794 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 9/30/2019

687.2 724.1 683.1 636.8 630.7 603.1 585.7 308.6 397.5 485.5 563.5 681.1 708.8 720.9 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 9/30/19 Loans by Division (Millions) Chemung Canal Trust Company Capital Bank • Total loans: $1.3B at September 30, 2019 • Increase: $310.8M since December 31, 2013 • Growing market share in the Capital Region • Greater opportunity due to ongoing economic development in the region • Low unemployment due to state government and growth of technology industries • Represents largest concentration of our commercial loan portfolio • #4 CRE lender in the Capital Region by volume in 2017 (Albany Business Review) • Assembled outstanding lending team CAGR*: 5.9% since 2013 Summary of Loan Growth 21 *CAGR: 12/31/13 to 09/30/19 Capital Bank CAGR* 19.5% *September 30, 2019 figures unaudited 14.6% 14.8% 16.5% 14.6% 15.2% 15.6% 17.5% 37.5% 40.4% 43.3% 47.4% 49.1% 50.3% 49.7% 19.7% 17.5% 16.8% 16.5% 14.8% 13.9% 14.1% 16.5% 16.5% 12.9% 11.7% 11.7% 11.4% 10.4% 11.7% 10.8% 10.4% 9.7% 9.2% 8.8% 8.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 9/30/19 Loans by Account Type (%) Comm. & Ag. Comm. Mort. Res. Mort. Indirect Cons. Other Cons.

Effectively managing portfolio concentration by establishing specific criteria, such as: • % of portfolio for each category • % of capital deployed in each category • Increased use of participations to manage risk and capital Loan Concentrations 22 *CRE ratio was 362% and 335% as of December 31, 2018 and September 30, 2019, respectively, under Federal Reserve guidelines. *September 30, 2019 figures unaudited C&A CRE RRE C&I 12/31/2017 127% 411% 124% 175% 12/31/2018 120% 389% 108% 156% 9/30/2019 128% 363% 103% 136% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% Portfolio Concentrations to Tier 1 Capital & ALL September 30, 2019

Commercial Loan Portfolio (09/30/2019) 23 *September 30, 2019 figures unaudited NAICS Code / Descriptions Balances ($ thousands) Percentage Real Estate and Rental & Leasing 572,771 66.1% Manufacturing 31,776 3.7% Health Care & Social Assistance 42,366 4.9% Wholesale Trade 28,789 3.3% Construction 29,957 3.5% Accomodation & Food Service 39,873 4.6% Arts, Entertainment, & Recreation 37,851 4.4% Other 83,016 9.6% Total 866,400 100.0% Loan Types Non-Owner Occupied 311,590 36.0% Commercial & Industrial 212,469 24.5% Multi-Family 169,952 19.6% Owner Occupied 100,742 11.6% Construction 49,898 5.8% Agricultural & Farmland 1,812 0.2% Other 19,937 2.3% Total 866,400 100.0% 66.5% 3.7% 4.9% 3.3% 3.5% 4.6% 4.4% 9.0% NAICS Descriptions Real Estate and Rental & Leasing Manufacturing Health Care & Social Assistance Wholesale Trade Construction Accomodation & Food Service Arts, Entertainment, & Recreation Other 36.0% 24.5% 19.6% 11.6% 5.8% 0.2% 2.3% Loan Types Non-Owner Occupied Commercial & Industrial Multi-Family Owner Occupied Construction Agricultural & Farmland Other

Asset Quality 24 *September 30, 2019 figures unaudited 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Provision (Thousands) Provision Non-performing assets to total assets Non-performing loans to total loans $- $5,000 $10,000 $15,000 $20,000 $25,000 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 9/30/2019 Non - Performing Loans (Thousands) Capital Bank Acquired All other

Deposits 25 *September 30, 2019 figures unaudited 28.6% 28.7% 28.7% 31.9% 30.9% 30.0% 8.7% 9.3% 9.4% 10.2% 11.4% 13.2% 30.7% 35.5% 37.7% 35.0% 34.3% 32.7% 15.5% 14.6% 14.3% 14.9% 13.8% 13.7% 16.5% 11.9% 9.9% 8.1% 9.6% 10.5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 9/30/2019 Account Types (%) Non-Interest Bearing DDA Interest Bearing DDA Money Market Savings Time Deposit 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Cost of Deposits NOW Savings and Money Market Time Deposits Total Cost of Deposits

Deposit Breakdown 26 969.2 1,054.5 1,108.1 1,117.9 1,177.9 1,186.2 141.8 147.0 150.7 157.9 160.6 181.0 206.5 202.6 240.6 232.4 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 $1,800.0 Deposits by Division (Millions) CCTC (excl. BofA) CCTC (BofA) Capital Bank 150.2 164.7 57.4% 53.1% 52.8% 51.3% 50.2% 49.8% 25.7% 24.7% 24.1% 26.9% 28.4% 28.2% 10.7% 10.4% 9.1% 9.1% 9.1% 10.2% 6.2% 11.8% 14.0% 12.8% 12.3% 11.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Deposits By Customer (%) Consumer Commerical Public Brokered / ICS / CDARS *September 30, 2019 figures unaudited

$2,707 $1,621 $2,745 $2,954 $2,979 $2,956 $3,654 $(2,159) $4,439 $2,527 $6,930 $5,730 $4,468 $4,981 $1,956 $(3,000) $(1,000) $1,000 $3,000 $5,000 $7,000 $9,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 $7.4 million $10.0 million $19.6 million $11.4 million Net Income – Quarterly Trend ($ Thousands) 27 Impacted by $2.9 million reduction of net deferred tax asset as a result of a decrease in the Federal income tax rate due to the Tax Act and a provision of $4.9 in specific reserves related to two relationships 2016 2017 2018 *September 30, 2019 figures unaudited 2019

• 24% of loan portfolio reprices within the next 90 days* • 71% of commercial loan portfolio is variable and 32% is subject to reprice over the next 90 days* Net Interest Margin 28 *September 30, 2019 figures unaudited 3.91 3.59 3.46 3.37 3.56 3.72 3.67 3.00 3.10 3.20 3.30 3.40 3.50 3.60 3.70 3.80 3.90 4.00 2013 2014 2015 2016 2017 2018 Sep-19 Fully Taxable Equivalent Net Interest Margin (%) $46.631 $49.568 $50.642 $52.329 $56.987 $60.480 $45.410 $0.000 $10.000 $20.000 $30.000 $40.000 $50.000 $60.000 $70.000 Net Interest Income ($ Millions )

2.02%  2.47% 3.08 5.44 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 5.50 6.00 1.60% 1.70% 1.80% 1.90% 2.00% 2.10% 2.20% 2.30% 2.40% 2.50% 2.60% Duration Yield Investment Portfolio Yield Duration Investment Portfolio 29 * Fair Value as of 09/30/2019 was $267.5 million *September 30, 2019 figures unaudited 54.4% 64.8% 29.1% 5.8% 5.3% 2.3% 0.0% 30.5% 22.1% 57.5% 81.0% 75.0% 75.6% 76.1% 11.1% 11.2% 12.9% 12.8% 18.1% 18.2% 17.7% 4.0% 1.9% 0.5% 0.4% 1.6% 3.9% 6.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Securities Available for Sale by Type (%) U.S. Government & Enterprises MBS States & Political Other Sec.

Non - Interest Income Components 30 *September 30, 2019 figures unaudited 2013 2014 2015 2016 2017 2018 Sep-19 Wealth Management Revenue 7,344 7,747 8,522 8,316 8,804 9,317 7,115 Service Charges on Deposits 1,269 1,471 1,350 1,254 1,168 1,102 803 Overdraft Fees 3,437 3,810 3,536 3,835 3,794 3,624 2,527 Interchange Income 2,562 3,360 3,307 4,027 3,761 4,040 3,113 CFS Group, Inc. Revenue 694 830 906 544 646 510 502 Other 2,771 9,538 2,826 3,173 2,318 4,481 907 2,771 9,538 2,826 3,173 2,318 4,481 907 694 830 906 544 646 510 502 2,562 3,360 3,307 4,027 3,761 4,040 3,113 3,437 3,810 3,536 3,835 3,794 3,624 2,527 1,269 1,471 1,350 1,254 1,168 1,102 803 7,344 7,747 8,522 8,316 8,804 9,317 7,115 - 5,000 10,000 15,000 20,000 25,000 30,000 Non - Interest Income ($ Thousands ) Other CFS Group, Inc. Revenue Interchange Income Overdraft Fees Service Charges on Deposits Wealth Management Revenue $15.0 Million 09/30/2019 6.06% 3.35% 20.80% 16.88% 5.37% 47.54% Other CFS Group, Inc. Revenue Interchange Income Overdraft Fees Service Charges on Deposits Wealth Management Revenue

$40.8 Million 09/30/2019 Non - Interest Expense Components 31 *September 30, 2019 figures unaudited 20.69% 0.00% 1.58% 13.27% 10.94% 10.99% 42.54% Other Legal Settlement M&A Data Processing Net Occupancy Employee Benefits Salaries 2013 2014 2015 2016 2017 2018 30-Sep Salaries 19,365 21,315 21,223 20,954 21,476 22,322 17,375 Employee Benefits 5,939 5,733 5,908 6,132 4,276 4,754 4,065 Net Occupancy 5,501 7,098 7,006 6,837 6,263 6,550 4,469 Data Processing 4,750 6,393 6,586 6,593 6,539 6,997 5,418 M&A 1,387 115 - - - - - Legal Settlement - 4,250 - 1,200 850 989 - Other 12,458 15,573 14,704 14,894 14,360 15,154 9,517 12,458 15,573 14,704 14,894 14,360 15,154 9,517 4,250 1,200 850 989 4,750 6,393 6,586 6,593 6,539 6,997 5,418 5,501 7,098 7,006 6,837 6,263 6,550 4,469 5,939 5,733 5,908 6,132 4,276 4,754 4,065 19,365 21,315 21,223 20,954 21,476 22,322 17,375 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Other Legal Settlement M&A Data Processing Net Occupancy Employee Benefits Salaries 115 Non - Interest Expense ($ Thousands) 1,387

• Goal is both cost containment and cost savings • Increase efficiency in banking operations (e.g., hub and spoke) • Identify internal best practices • Develop clear action plans to implement best practices across the organization • Cost savings recognized: • Reduction in headcount • Froze pension plan and post - retirement healthcare accruals as of 12/31/2016 • Stabilization of effective tax rate 60.00 62.00 64.00 66.00 68.00 70.00 72.00 74.00 76.00 78.00 80.00 2013 2014 2015 2016 2017 2018 Sep-19 Efficiency Ratio (%)** Sep 2019 - 66.56% Expense Management and Control 32 **Efficiency ratio (adjusted) is non - interest expense less amortization of intangible assets less legal reserve divided by the total of fully taxable equivalent net interest income plus non - interest income less net gains or losses on securities transactio ns *September 30, 2019 figures unaudited

• Grow capital organically through earnings • Continue to remain profitable and pay dividend • Board authorized share buyback, up to 121,000 • Performed well under rigorous stress test at 09/30/19 8.08% 7.78% 7.83% 7.81% 8.02% 8.79% 9.37% 10.57% 10.59% 11.01% 10.93% 10.56% 11.89% 12.46% 12.10% 11.85% 12.26% 12.13% 11.82% 13.14% 13.72% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% Chemung Financial Corporation - Capital Ratios (%) Tier 1 Leverage Tier 1 Capital / CET1 Total Capital Capital Management 33 *September 30, 2019 figures unaudited $0 $5 $10 $15 $20 $25 $30 $35 $40 $0 $1 $2 $3 $4 $5 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 9/30/2019 Tangible and Book Value Earnings and Dividends per Share 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 9/30/2019 EPS 1.74 2.00 2.11 1.55 4.06 2.34 Dividends / Share 1.04 1.04 1.04 1.04 1.04 0.78 Book Value / Share 28.44 28.96 30.07 31.10 33.99 37.35 Tangible Book Value / Share 22.71 23.53 24.89 26.14 29.22 32.69

• ERM is Board / Executive Management responsibility guided by our Risk Appetite Statement and Supported by our Risk Management Policy • Board approved Risk Governance framework • Continuous monitoring of eight major risk categories (i.e., credit, interest rate, operational, liquidity, compliance, strategy, reputation, market) as well as emerging risks • Quarterly ERM KPI reports to Board • ERM is quantitative incorporating hard indicators with defined risk tolerance triggers requiring immediate response • Risk Assessment is integral to corporate strategy alignment Enterprise Risk Management 34

• Listed on Nasdaq Stock Market, LLC • $1.79B in assets • $203.4M market capitalization (09/30/19) • Diversified Revenue Stream – 23% Non - Interest Income • Low risk profile – Nonperforming Assets 1.32% of Total Assets • Dividend yield – 2.48% • Price to earnings (TTM) – 11.93x • Price to tangible book – 1.28x Investment Considerations* * As of September 30, 2019 (unaudited) 35

Shares Outstanding* 4.9 million Market Capitalization* $203.4 million YTD Dividend Per Share* $0.78 Dividend Yield* 2.48% Average Daily Volume^ 7,843 Book Value Per Share* $37.35 Tangible Book Value Per Share* $32.69 Stock Price* $42.00 Price to Earnings (TTM)* 11.93x Price to Tangible Book* 1.28x Return on Average Assets^ 0.87% Return on Average Equity^ 8.76% CHMG Stock at a Glance * as of September 30, 2019 (unaudited) ^ YTD 2019 (unaudited) 36

• Strategic growth, through acquisitions and organic performance • Actively looking for acquisition opportunities • Stable low cost deposits • Growth engine in Capital Region • Engaged corporate board and advisory board • Strong capital base • Competitive dividend • Opportunities to improve efficiencies within the organization to improve earnings • Continue to take a proactive leadership role in the communities we serve Key Takeaways 37

CHEMUNG CANAL TRUST COMPANY

Anders M. Tomson	Karl F. Krebs
President & CEO	EVP - Chief Financial Officer
518.433.5803	607.737.3714
atomson@chemungcanal.com	kkrebs@chemungcanal.com

Kathy McKillip - Investor Relations - 607.737.3746 - kmckillip@chemungcanal.com

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